Exhibit 10.18 Purchase Order # QQ060592 from LockheedMartin Corporation

DROP SHIP ORDER

TT 6/28/04 1:31:18PM

BILL TO:

The Bernd Group
P.O. Box 2245
Dunedin, FL 34697

TAX #62-06-151968-40

(727) 736-2288 FAX (727) 736-2251

P.O. NUMBER : **QQ0605942** -69894A

PO NUMBER MUST APPEAR ON ALL BILLING AND SHIPPING DOCUMENTS.

ORDER DATE : 06/28/04

VENDOR NUMBER : 00-NOVITEC

VENDOR :
NOVINT TECHNOLOGY
Phone: (888) 309-8590
Fax (888) 309-8590

SHIP TO :
LOCKHEED MARTIN
ATTN: P.O.# QQ0605942
PERRY TECHNOLOGIES
266 CASPAIN DR.
SUNNYVALE, CA 94809

CONFIRM TO :
WALTER

DOCK DATE	SHIP VIA	F.O.B.	TERMS	CUST. S/O #	CUST. NO.
07/02/04	NON APPLICABLE		NET 30	0069894	PERRTEC

LN	ITEM NUMBER	UNIT	ORDERED	RECEIVED	BCK ORDER	UNIT COST	AMOUNT
01	NOVINT ENHANCE MISSION AND EVALUATION SOFTWARE	EACH	1.00	0.00	0.00 WHSE: 000	3,271.000	3,271.00

PLEASE SEND CONFIRMATION OF DOWNLOAD TO
TERESA THORNTON @ SALES@BERNDGROUP.COM

Net Order:	3,271.00
Sales Tax:	0.00
Freight:	0.00
Order Total:	3,271.00

Terms and Conditions:
Please confirm all prices, shipping requirements and specifications.
Accept as correct by acknowledging this purchase order.

Ship only as instructed.
You must assume all responsibility for all shipping costs, if you ship this order by another courier and the change has not been approved by The Bernd Group.

Mail all invoices to The Bernd Group at above "Bill to" address.
Invoices submitted must include the Purchase Order Number.

Buyer Signature: /s/

NOTE: _____ If checked, please see attached additional terms and conditions.

The Bernd Group
1251 Pinehurst Road
P.O. Box 2245
Dunedin, FL 34697
Phone: 727-736-2288
Fax: 727-735-0909

www.berndgroup.com

In consideration of the extension of credit, I authorize you to contact the references and bank below and to exchange information with other credit grantors. I also understand that any information exchanged will be held in strict confidence.

Signed: Pilar R. Bernd Date: ___________

Pilar R.Bernd, President

CREDIT REFERENCES

FEDERAL I. D NO. 59-2999351

DUN & BRADSTREET NO. 62-153-3652 D&B RATING: 2A2

AmSouth Bank of Florida Account No.: 3283041079
Trisha Geinzer, Branch Manager
1042 Main Street
Dunedin, FL 34698
AmSouth Phone Credit Services PH: (800) 933-9968
Fax: (205) 326-5210

R.S.HUGHES CO. INC
P. O. Box 261537
Tampa, FL 33685
Attn: Terri Misiak
Fax: (813) 881-1591

W.W. GRAINGER, INC.
Automated 24 Hour Credit Reference Line PH: (847) 647-2060
Acct. No. 832823658968

LAB SAFETY SUPPLY
P. O. Box 5004
Janesville, WI 53547-5004
Fax: (608) 757-4966
Acct. No. 0000309422

CIRCLE IRON WORKS
Attn. Credit Dept. P.O. Box 150
Dunedin, FL 34697
Fax: (727) 734-4283

DR-13
R. 01/04

2004 Florida Annual Resale Certificate for Sales Tax

THIS CERTIFICATE EXPIRES ON DECEMBER 31, 2004

DEPARTMENT OF REVENUE

Business Name and Location Address	Registration Effective Date	Certificate Number
THE BERND GROUP INC 1792 ROYAL OAK PL W DUNEDIN FL 34698-2431	07/26/90	62-8011957594-3

This is to certify that all tangible personal property purchased or rented, real property rented, or services purchased on or after the above Registration Effective Date by the above business are being purchased or rented for one of the following purposes:

- Resale as tangible personal property.
- Re-rental as tangible personal property.
- Resale of services.
- Re-rental as real property.
- Incorporation into and sale as part of the repair of tangible personal property by a repair dealer.
- Re-rental as transient rental property.
- Incorporation as a material, ingredient, or component part of tangible personal property that is being produced for sale by manufacturing, compounding, or processing.

This certificate cannot be reassigned or transferred. This certificate can only be used by the active dealer or its authorized employees. Misuse of this Annual Resale Certificate will subject the user to penalties as provided by law. Use signed

Presented to: /s/ (insert name of seller on photocopy.) (date)

Presented by: /s/ Authorized Signature (Purchaser) (date)